Exhibit 10.2

AMENDMENT NO. 3 AGREEMENT

This Amendment No. 3 Agreement (this “Amendment”) is dated as of July 2, 2018 by and between Dominion Capital LLC (the “Holder”) and DPW Holdings, Inc., a Delaware corporation (the “Company”).

Recitals

A.
The Company has executed various documents concerning credit extended by the Holder, including, without limitation, the Securities Purchase Agreement dated as of May 15, 2018 (the “Agreement”), the Transaction Documents (as defined in the Agreement)) and, more specifically, the Senior Secured Convertible Promissory Note due November  15, 2018 (the “Note”) and the Registration Rights Agreement, dated as of May 15, 2018, between the Company and the Holder (the “Registration Rights Agreement”).

B.	The Holder and the Company desire to amend the Note, the Agreement and the Registration Rights Agreement as set forth herein.

NOW, THEREFORE, for TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.          Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Note and the other Transaction Documents.

2.	Amendments to Note. The Note is hereby amended as follows:

(a)          By replacing Section 2(e), which currently provides:

e)          Mandatory Prepayment.  Except for any transaction set forth on Schedule 2(e), during the term of the Note, in the event that the Company consummates any single public or private offering or other financing or capital-raising transaction of any kind (each a “Subsequent Offering”) in which the Company receives gross proceeds of at least $5,000,000, at any time upon ten (10) days written notice to the Holder, but subject to the Holder’s conversion rights set forth herein, the Company shall make payment to the Holder of an amount in cash equal to the then outstanding principal amount of this Note multiplied by twenty percent (20%).  The Holder may continue to convert the Note from the date notice of the prepayment is given until the date of the prepayment.

And substituting in lieu thereof:

e)          Mandatory Prepayment.  Except for any transaction set forth on Schedule 2(e), during the term of the Note, (i) in the event that the Company consummates any single or contemporaneous public or private offerings of securities in which the Company receives gross proceeds in the aggregate equal to or greater than $5,000,000 (a “Qualified Offering”), at any time upon ten (10) days written notice to the Holder, but subject to the Holder’s conversion rights set forth herein, the Company shall make payment to the Holder, from up to 25% of the proceeds from such Qualified Offering, of an amount in cash equal to the then outstanding principal amount of this Note, any accrued and unpaid interest on the Note, the Make-Whole Amount and any other amounts due under the Note, including any Late Fees, and (ii) in the event that the Company consummates a private or public offering or other financing or capital-raising transaction of any kind, including the receipt of funds pursuant to a repayment from a related party of promissory notes issued to such entity (each a “Non-Qualified Offering”), at any time upon ten (10) days written notice to the Holder, but subject to the Holder’s conversion rights set forth herein, the Company shall make payment to the Holder, from up to 25% of the proceeds from such Non-Qualified Offering, of an amount in cash equal to the then outstanding principal amount of this Note, any accrued and unpaid interest on the Note, the Make-Whole Amount and any other amounts due under the Note, including any Late Fees.  The Holder may continue to convert the Note from the date notice of the prepayment is given until the date of the prepayment.

(b)          By replacing Section 4(a), which currently provides:

a)          Voluntary Conversion. At any time after the Original Issue Date until this Note is no longer outstanding, in the event of the occurrence of an Event of Default that has not been cured in accordance with Section 6 hereof, this Note shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(d) hereof).  The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”).  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder.  No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required.  To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion.  The Holder and the Company shall maintain a Conversion Schedule showing the principal amount(s) converted and the date of such conversion(s).  The Company may deliver an objection to any Notice of Conversion within one (1) Business Day of delivery of such Notice of Conversion.  In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

And substituting in lieu thereof:

a)          Voluntary Conversion. At any time after the Original Issue Date until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(d) hereof).  The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”).  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder.  No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required.  To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion.  The Holder and the Company shall maintain a Conversion Schedule showing the principal amount(s) converted and the date of such conversion(s).  The Company may deliver an objection to any Notice of Conversion within one (1) Business Day of delivery of such Notice of Conversion.  In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

and

(c)          By replacing the Amortization Payment Schedule in Section 2(f) of the Note with the Amortization Payment Schedule set forth on Exhibit A hereto.

3.          Amendment to Agreement. The Agreement is hereby amended as follows:

By replacing Section 2.1(d), which currently provides:

(d)          in consideration for the Purchaser’s execution and delivery of this Agreement, a number of Commitment Shares equal to 5% of the Principal Amount of the Note divided by the VWAP of the Common Stock one (1) Trading Day prior to the Closing Date, which number is set forth opposite such Purchaser’s name in column (5) on the Schedule of Purchasers attached hereto.

And substituting in lieu thereof:

(d)          in consideration for the Purchaser’s execution and delivery of this Agreement, 744,828 shares of Common Stock.

4.          Amendment to Registration Rights Agreement. The Registration Rights Agreement is hereby amended as follows:

By replacing the definition of Registrable Securities which currently provides:

“Registrable Securities” means, as of any date of determination, (a) all of the shares of Common Stock then issued and issuable upon conversion in full of the Notes (assuming on such date the Notes are converted in full without regard to any conversion limitations therein), (b) all shares of Common Stock issued and issuable as interest or principal on the Notes assuming all permissible interest and principal payments are made in shares of Common Stock and the Notes are held until maturity and (c) any securities issued or then issuable upon any stock split, dividend or other distribution,  recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holders in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.

And substituting in lieu thereof:

“Registrable Securities” means, as of any date of determination, (a) all of the shares of Common Stock then issued and issuable upon conversion in full of the Notes (assuming on such date the Notes are converted in full without regard to any conversion limitations therein), (b) all shares of Common Stock issued and issuable as interest or principal on the Notes assuming all permissible interest and principal payments are made in shares of Common Stock and the Notes are held until maturity, (c) any securities issued or then issuable upon any stock split, dividend or other distribution,  recapitalization or similar event with respect to the foregoing and (d) 400,000 shares of Common Stock issued or issuable to the Holder pursuant to Section 2.1(d) of the Purchase Agreement; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holders in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.

5.          Representations and Warranties. When the Company signs this Amendment, the Company represents and warrants to the Holder that: (a) this Amendment is within the Company’s powers, has been duly authorized, does not conflict with any of the Company’s organizational papers and is the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, and (b) that the person or persons executing this Amendment on behalf of the Company are duly appointed officers or other representatives of the Company with authority to execute and deliver this Amendment on behalf of the Company.

6.          Conditions. This Amendment will be effective when each of the following conditions shall have been satisfied, as determined by the Holder in its sole discretion and the Holder shall have accepted this Amendment (notice of which acceptance is hereby waived by the Company).

a.	The Holder has received evidence that the execution, delivery and performance by the Company of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

b.	This Amendment has been executed by the Company and the Holder.

7.          Effect of Amendment; References.

a.
Except as expressly amended hereby, all of the terms and conditions of the Note, the Registration Rights Agreement and the Agreement shall remain unchanged and in full force and effect and the Company hereby reaffirms its obligations under the Note, the Registration Rights Agreement and the Agreement, as amended by this Amendment, without defense, right of set off or recoupment, claim or counterclaim of any kind or nature (and to the extent there exists any such defense, right of set off or recoupment, claim or counterclaim on the date hereof, the same is hereby forever released, discharged and waived by the Company).  The Company hereby reaffirms as of the date hereof its representations and warranties under each of the Transaction Documents.

b.
This Amendment (i) is limited precisely as specified herein and does not constitute nor shall be deemed to constitute a modification, acceptance or waiver of any other provision of the Note, the Registration Rights Agreement or the Agreement, (ii) is not intended to be,  nor shall it be construed to create, a novation or an accord and satisfaction of any obligation or liability of the Company under the Note, the  Registration Rights Agreement or the Agreement, and (iii) shall not prejudice or be deemed to prejudice any rights or remedies the Holder may now have or may in the future have under or in connection with the Note, the Registration Rights Agreement or the Agreement.

c.	All references in any Transaction Document to any other Transaction Document amended hereby shall be deemed to be a reference to such Transaction Document as amended by this Amendment.

8.          Miscellaneous.

a.	This Amendment shall be governed by and construed in accordance with the laws of the state provided in the Agreement.

b.
This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as a delivery of a manually executed counterpart thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized representatives on the date first written above.

DPW HOLDINGS, INC.

By:	/s/ Milton C. Ault III
Name: Milton C. Ault III
Title: Chief Executive Officer

Facsimile No. for delivery of Notices:

DOMINION CAPITAL, LLC

By:	/s/ Mikhail Gurevich
Name: Mikhail Gurevich
Title: Managing Member, Dominion Capital Holdings LLC as Managing Member of Dominion Capital LLC

Facsimile No. for delivery of Notices: